SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  July 28, 1997
(Date of earliest event reported)

Commission File No. 333-21263



                      Norwest Asset Securities Corporation


        Delaware                                       52-1972128
----------------------------               -------------------------------------
(State of Incorporation)                   (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                       21703
--------------------------------------     -------------------------------------
Address of principal executive offices                 (Zip Code)



                                 (301) 846-8881
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code


              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.   Other Events

          Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Donaldson, Lufkin & Jenrette Securities Corporation, which are hereby filed pursuant to such letter.

ITEM 7.    Financial Statements and Exhibits

          (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                       Description
------------------                     ----------------------------------------
    (99)                               Computational Materials
                                       prepared by Donaldson, Lufkin &
                                       Jenrette Securities Corporation
                                       in connection with Norwest Asset
                                       Securities Corporation, Mortgage
                                       Pass-Through Certificates,
                                       Series 1997-10

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NORWEST ASSET SECURITIES CORPORATION


July 28, 1997

                                           By:   /s/ B. David Bialzak
                                                     B. David Bialzak
                                                     Vice President

                                INDEX TO EXHIBITS



                                                            Paper (P) or
Exhibit No.      Description                                Electronic (E)
-----------      -----------------------------------        --------------
   (99)          Computational Materials                          P
                 prepared by Donaldson, Lufkin &
                 Jenrette Securities Corporation in
                 connection with Norwest Asset Securities
                 Corporation, Mortgage Pass-Through
                 Certificates, Series 1997-10